T. Rowe Price Institutional Credit Opportunities Fund

Supplement to Summary Prospectus and Prospectus Dated October 1, 2017, as Supplemented

Important Information about the T. Rowe Price Institutional Credit Opportunities Fund

On June 26, 2018, the assets and liabilities of the fund were transferred to, and the fund was reorganized into, the T. Rowe Price Credit Opportunities Fund through a tax-free reorganization that was approved by the fund’s shareholders via unanimous written consent. As a result, the fund is no longer offered to shareholders for purchase.

The date of this supplement is August 31, 2018.

8/31/18